UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 13, 2014

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code  (913) 764-1045

Not Applicable
(Former names or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 13, 2014, Hooper Holmes, Inc. (the “Company”) issued a press release announcing its preliminary operating results and financial condition for the quarter ended September 30, 2014.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.  The presentation discussed during the third quarter investor call on November 13, 2014 is attached as Exhibit 99.2, which is also incorporated herein by reference.

The information furnished in this section of the Current Report on Form 8-K and Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated November 13, 2014.

99.2 Presentation used during the third quarter investor conference call on November 13, 2014.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:	November 13, 2014	By:	/s/ Tom Collins
Tom Collins
Senior Vice President and
Chief Financial Officer